UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported)   June 1, 2001
                                                  ------------------

                                                  ------------------


                      PUBLIC SERVICE COMPANY OF NEW MEXICO
             (Exact name of registrant as specified in its charter)


         New Mexico                                          85-0019030
 ---------------------------     Commission              ----------------------
(State or Other Jurisdiction     File Number 1-6986        (I.R.S. Employer
     of Incorporation)                       ------      Identification) Number)



  Alvarado Square, Albuquerque, New Mexico                      87158
  ----------------------------------------                      -----
  (Address of principal executive offices)                    (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)


                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item  5.   Other Event

On May 24, 2001, Public Service Company of New Mexico (the "Company") filed a registration statement on Form S-8 ("May 24, 2001 S-8") registering 100,000 shares of its Common Stock for the Public Service Company of New Mexico Master Employee Savings Plan and Trust, as Amended ("MESP") in connection with the offering of the PNM Stock Fund as an investment option under the MESP. The Common Stock is a class of securities that is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. The following description updates the description of this class of securities, including the description that was incorporated by reference in Part II, Item 3(5) of the May 24, 2001 S-8, as follows:

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of 10,000,000 shares of Cumulative Preferred Stock without par value, issuable in series from time to time, and 80,000,000 shares of Common Stock, par value $5 per share. The Board of Directors of the Company is authorized by the Company's Restated Articles of Incorporation to fix the designation and number of shares of each series of Cumulative Preferred Stock, the dividend rate, the redemption price, the voluntary and involuntary liquidation price, sinking fund provisions, if any, and the conversion provisions, if any.

Effective June 17, 1983, the New Mexico Business Corporation Act ("NMBCA") was amended to lower the voting requirements for certain corporate actions from a supermajority to a majority for corporations formed on or after that date. These corporate actions included amendments to articles of incorporation, mergers and consolidations, voluntary dissolutions, sales of all or substantially all assets outside the ordinary course of business and mandatory share exchanges. The amendments reduced the voting requirement from a supermajority of two-thirds to a simple majority of shares outstanding, in the absence of an articles provision establishing a supermajority. However, the 1983 amendments regarding voting majorities did not apply to corporations already existing at that time in the absence of an articles provision adopting the 1983 amendments lowering the voting requirements. Although the Company does not have such an articles provision, the supermajority provision still applied to it because it was formed prior to 1983.

Pursuant to legislation passed in March 2001, signed into law in April 2001, and effective July 1, 2001, the NMBCA was further amended to allow certain corporations existing on the effective date of the 1983 amendments (such as the Company) to make the lower voting requirements of the 1983 amendments applicable by means of a bylaw provision, which can only be rescinded by an amendment to the Articles of Incorporation establishing supermajority voting provisions. Accordingly, the Board amended the Company's bylaws to take advantage of this revised statute, effective July 1, 2001.

The Common Stock is listed on the New York Stock Exchange.

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

DIVIDEND RESTRICTIONS

Dividends are payable on the Common Stock as declared by the Board of Directors from funds legally available therefor, but only after payment of all accumulated dividends for all past and current dividend periods on the shares of any series of Preferred Stock outstanding.

The Company's Restated Articles of Incorporation restrict the amount of dividends payable on the Common Stock (other than dividends payable in Common Stock) so long as any shares of Preferred Stock are outstanding to (i) not more than 50% of the net income available for dividends on the Common Stock when the ratio of Common Stock equity to total capitalization (including outstanding indebtedness of a maturity of one year or more and earned surplus) is less than 20%, and (ii) not more than 75% of such income when such ratio is 20% or more but less than 25%. When the ratio is 25% or more there is no such restriction on the payment of dividends on Common Stock, except that such a payment shall not itself reduce the ratio below 25%.

The Company's existing revolving credit facility contains certain restrictions relating to the payment of dividends. Such restrictions are equally applicable to the repurchase by the Company of shares of its outstanding Common Stock.

VOTING RIGHTS

Except as hereinafter stated, all voting rights are vested in the holders of the Common Stock who have one vote per share and have no cumulative voting rights. Three of the Company's nine directors are elected for three-year terms at each annual meeting of the Company's stockholders. The holders of shares of Preferred Stock have no voting rights except as provided by law or when four quarterly dividends on Preferred Stock have not been paid, at which time the holders of the Preferred Stock shall have the following rights until all dividends in arrears have been paid:

    (1) Voting as a class, to elect all three directors to be elected at the next annual meeting, and thereafter, if dividends continue to be due and unpaid, to elect two of the three directors to be elected at the next succeeding annual meeting and to continue to elect a majority of the Board of Directors in such manner; and

    (2) To vote on all questions in such manner that holders of Preferred Stock shall have one vote for each ten dollars of stated value, or part thereof, for each share of Preferred Stock held.

In addition, the Company must secure the approval of the holders of certain percentages of Preferred Stock outstanding prior to effecting various changes in the rights of the Preferred Stock, the issuance of additional shares of Preferred Stock or the making of certain unsecured borrowings, in the last two instances, when certain conditions in the Company's capital structure exist.

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

LIQUIDATION RIGHTS

After payment to the holders of Preferred Stock of the full preferential amounts to which they are entitled, the remaining assets, if any, upon voluntary or involuntary liquidation, are distributable to the holders of Common Stock.

PRE-EMPTIVE RIGHTS

There are no pre-emptive rights applicable to the Common Stock or Preferred
Stock.

OTHER PROVISIONS

There are no conversion rights, or redemption or sinking fund provisions, applicable to the Common Stock, and the Common Stock is not liable to further calls or to assessments by the Company.


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                                    (Registrant)


Date:  June 1, 2001                               /s/ John R. Loyack
                                         ------------------------------------
                                                    John R. Loyack
                                         Vice President, Corporate Controller
                                             and Chief Accounting Officer
                                              (Officer duly authorized
                                                to sign this report)

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